UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15, 2016

SEMILEDS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34992	20-2735523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-37-586788

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2016, SemiLEDs Corporation (the “Company”) amended its articles of incorporation to effect a one-for-ten reverse stock split (the “Reverse Stock Split”) of its shares of common stock. The Reverse Stock Split was approved by the Company’s board of directors on January 7, 2016 and by the Company’s shareholders on April 12, 2016. The final ratio of the Reverse Stock Split included in the amendment was approved by the Company’s board of directors on April 12, 2016, and did not require the separate approval of the Company’s shareholders as it was within the range previously approved.

As a result of the Reverse Stock Split, every ten shares of the Company’s common stock will be combined into one share of its common stock. The Company will pay cash in lieu of any fractional shares resulting from the Reverse Stock Split.

The Reverse Stock Split will become effective at 5:00 pm, Eastern Time, on April 15, 2016 and the Company’s common stock will trade on the NASDAQ Capital Market on a post-split basis at the open of business on April 18, 2016. The Company’s post-split common stock will have a new CUSIP number (816645204), but the par value and other terms of its common stock will not be affected by the Reverse Stock Split. In addition, the Reverse Stock Split will not reduce the number of authorized shares of common stock. Proportionate voting rights and other rights of shareholders will not be affected by the Reverse Stock Split, other than as a result of the fractional shares.

The Company’s transfer agent, American Stock Transfer & Trust Company, LLC, is acting as exchange agent for the Reverse Stock Split and will send instructions to shareholders of record regarding the exchange of their existing holdings.

The description of the amendment set forth above is qualified by reference to the full text of the Company’s Certificate of Amendment to the Amended and Restated Certificate of Incorporation, a copy of which is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 15, 2016, the Company issued a press release with respect to the Reverse Stock Split, which is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of SemiLEDs Corporation dated April 15, 2016.
99.1	Press release, dated April 15, 2016, entitled “SemiLEDs Announces Reverse Stock Split.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2016

SemiLEDs Corporation

	By:	/s/ Christopher Lee

	Name:	Christopher Lee

	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of SemiLEDs Corporation dated April 15, 2016.
99.1	Press release, dated April 15, 2016, entitled “SemiLEDs Announces Reverse Stock Split.”